SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-KSB

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                      0-28635                      54-1964895
(State or other jurisdiction    (Commission file number)           (IRS Employer
                                    of incorporation)                  Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700





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Item 5.  Other Events
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         On April 17, 2001,  Virginia  Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

         99       Press Release dated April 17, 2001

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIRGINIA COMMERCE BANCORP, INC.



                                          By:  /s/ Peter A. Converse

                                             Peter A. Converse, President, Chief
                                             Executive Officer

Dated: April 17, 2001